                                                                   EXHIBIT 10.28



SOFTWARE OEM AGREEMENT FOR ASSISTIVE MARKET DEVELOPER



BETWEEN



DIGITAL EQUIPMENT CORPORATION



and



WORDS +, INC.



for



DECtalk Access32 Software
     Windows 95/NT



AGREEMENT # QR-CLAM2-61





EFFECTIVE DATE        10/15/97




TABLE OF CONTENTS



PREAMBLE
ARTICLE 1: DEFINITIONS
ARTICLE 2: TITLE AND LICENSE GRANTS
ARTICLE 3: COMPENSATION
ARTICLE 4: RECORDS AND ROYALTY PAYMENTS





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ARTICLE 5:  DISCLAIMER OF WARRANTIES
ARTICLE 6:  INTELLECTUAL PROPERTY INDEMNIFICATION
ARTICLE 7:  LIMITATION OF LIABILITY
ARTICLE 8:  TERM AND TERMINATION
ARTICLE 9:  PUBLICITY
ARTICLE 10: QUALITY CONTROL
ARTICLE 11: GENERAL


APPENDIX A: DISTRIBUTION SOFTWARE/LICENSE FEES
APPENDIX B: DISTRIBUTION DOCUMENTATION
APPENDIX C: END USER AGREEMENT
APPENDIX D: LEGAL REQUIREMENTS FOR RESELLER AGREEMENT
APPENDIX E: GUIDELINES FOR USING DECtalk TRADEMARK
APPENDIX F: QUARTERLY ACTIVITY/FEE REPORT



              Software OEM Agreement for Assistive Market Developer
                                     between

                          DIGITAL EQUIPMENT CORPORATION

                                       and

                                  WORDS +, INC.



This Software OEM Agreement, 10/15/1997, (the "Effective Date") is entered into by and between Digital Equipment Corporation, a Massachusetts corporation with principal offices at 111 Powdermill Road, Maynard, Massachusetts, 01754 ("DIGITAL") and

                   Words +, Inc.
                   40015 Sierra Highway
                   Building B-145
                   Palmdale, CA. 93550 ("SOFTWARE OEM")



WHEREAS, DIGITAL has developed a proprietary speech synthesis technology and related software, known as DECtalk Access32;



WHEREAS, SOFTWARE OEM has acquired the standard DECtalk Access32 software developers kit from DIGITAL which includes a separate license agreement with DIGITAL ("END USER SOFTWARE LICENSE AGREEMENT"), which permits evaluation of DIGITAL'S DECtalk Access32 software for, potential use in conjunction with SOFTWARE OEM's internally developed assistive





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applications for visually or vocally impaired individuals;



WHEREAS, such END USER SOFTWARE LICENSE AGREEMENT does not permit SOFTWARE OEM to distribute DECtalk Access32 software with such assistive applications; and



WHEREAS, SOFTWARE OEM desires to obtain a non-exclusive right to distribute DECtalk Access32 software only for use as a component of SOFTWARE OEM's assistive applications,



NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, DIGITAL and SOFTWARE OEM agree as follows:



                             ARTICLE I - DEFINITIONS

As used in this Software OEM Agreement, the following terms shall have the meanings set forth below:


1.01 DIGITAL'S INTELLECTUAL PROPERTY RIGHTS shall mean DIGITAL's rights in its text to speech synthesis technology and DECtalk Access32 Version 2.0 software, and future versions of DECtalk Access32 software, if and when they are made commercially available by DIGITAL, including:



1.01.01 All rights, title and interests in all Letters Patent, including any re-issue, division, continuation or continuation-in-part applications throughout the world now or hereafter filed;



1.01.02 All rights, title and interests in all DECtalk trademarks, and trademark rights arising under common law, state law, federal law and laws of foreign countries;





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1.01.03 All rights, title and interests in all copyrights and all other literary property and author rights, whether or not copyrightable, throughout the world.



1.02 DISTRIBUTION SOFTWARE shall mean DIGITAL'S DECtalk Access32 Version 2.0 software for the Windows NT/95 operating system files identified in Appendix A. 1, including any future versions of such DECtalk Access32 software, if and when they become commercially, available by DIGITAL, and any part or any derivatives of such operating system and future versions thereof.



1.03 DISTRIBUTION DOCUMENTATION shall mean the documents identified in Appendix B, or any part thereof, or any derivatives thereof



1.04 ASSISTIVE APPLICATION shall mean (1) a screen access system employing a mechanical, electronic or voice input mechanism and integrated speech output mechanism specially designed for use by a visually or reading impaired individual to allow eyes-free audio output of text-based and written information; or (2) a voice output communication aid device that provides a data entry input mechanism and an integrated speech output mechanism specially designed to allow vocally impaired individuals a means to orally communicate with other individuals.



1.05 COPY PROTECTION METHOD shall mean a method whereby SOFTWARE OEM prohibits the unauthorized copying of DISTRIBUTION SOFTWARE.



1.06 SHARED MEMORY INITIALIZATION TECHNIQUE (SMIT) shall mean a SOFTWARE OEM created routine incorporated into its ASSISTIVE APPLICATION which shall create and initialize a shared-memory section for DECtalk Access32 software that shall include a unique encrypted identifier, provided by DIGITAL, and which functions to unlock DECtalk Access32 and allow it to be used by the END USER.



1.07 END USER shall mean a third party authorized by SOFTWARE OEM to use DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION solely as a component of SOFTWARE OEM's ASSISTIVE APPLICATION and only for the END USER's own internal operation with no right to distribute to others.





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1.08 RESELLER shall mean a party authorized by SOFTWARE OEM to transfer SOFTWARE
OEM'S ASSISTIVE APPLICATION, including DISTRIBUTION SOFTWARE or DISTRIBUTION DOCUMENTATION as a component thereof, directly or indirectly to an END USER without adding value to or changing DISTRIBUTION SOFTWARE in any way.



1.09 END USER AGREEMENT shall mean the agreement between SOFTWARE OEM and an END USER or between RESELLER and an END USER, a copy of which is provided in Appendix C.



1.10 RESELLER AGREEMENT shall mean an agreement between SOFTWARE OEM and a RESELLER, which incorporates all of the requirements listed in Appendix D.



1.11 TRADE shall mean DIGITAL's "DECtalk" trademark.



                      ARTICLE 2 - TITLE AND LICENSE GRANTS


2.01 Subject to the limited non-exclusive rights granted to SOFTWARE OEM as expressly set forth in this Article 2, DIGITAL owns and shall retain all rights, title and interests in DIGITAL's INTELLECTUAL PROPERTY RIGHTS, DECtalk Access32 software, DISTRIBUTION SOFTWARE, and DISTRIBUTION DOCUMENTATION.



2.02 Subject to the payment of the royalties set forth in Article 4, DIGITAL grants to SOFTWARE OEM a non-exclusive, non-transferable, revocable license under DIGITAL's INTELLECTUAL PROPERTY RIGHTS, to:



2.02.01 copy DISTRIBUTION SOFTWARE in object form only within SOFTWARE OEM's own facilities, provided that the SHARED MEMORY INITIALIZATION TECHNIQUE is implemented within SOFTWARE OEM's ASSISTIVE APPLICATIONS and an approved COPY PROTECTION METHOD is operative;





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2.02.02 have copied DISTRIBUTION SOFTWARE in object form only and only by an authorized agent of SOFTWARE OEM, provided that the SHARED MEMORY INITIALIZATION TECHNIQUE is implemented within SOFTWARE OEM's ASSISTIVE APPLICATIONS and an approved COPY PROTECTION METHOD is operative;



2.02.03 copy DISTRIBUTION DOCUMENTATION in full or in part as required to meet END USER requirements;



2.02.04 distribute DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION worldwide directly to END USERs only as a component of SOFTWARE OEM's ASSISTIVE APPLICATION, provided each of such END USERS enters into an END USER AGREEMENT;



2.02.05 distribute DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION worldwide directly to RESELLERs only as a component of SOFTWARE OEM's ASSISTIVE APPLICATION and indirectly to END USERs, provided that the SOFTWARE OEM has entered into a RESELLER AGREEMENT with the RESELLER and the END USER enters into an END USER AGREEMENT;



2.02.06 use the TRADEMARK in the marketing and distribution of DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION but only in accordance with Appendix E and Article 9.



2.03 The license grant in Article 2.02 is not effective until: (1) SOFTWARE OEM's COPY PROTECTION METHOD, and any subsequent changes thereto, are evaluated by DIGITAL and SOFTWARE OEM receives written approval to use COPY PROTECTION METHOD from DIGITAL; (2) SOFTWARE OEM has incorporated COPY PROTECTION METHOD into its ASSISTIVE APPLICATION; and (3) SOFTWARE OEM has incorporated the SHARED MEMORY INITIALIZATION TECHNIQUE into its ASSISTIVE APPLICATION.



                            ARTICLE 3 - COMPENSATION

3.01 In consideration of the rights granted to SOFTWARE OEM by DIGITAL





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under this Software OEM Agreement SOFTWARE OEM shall pay DIGITAL the License
Fees specified in Appendix A.2.



3.02 All payments due hereunder shall be made in United States dollars and without deduction for taxes, assessments, or other charges of any kind attributable to either party which may be imposed on either party by any government in any country in which SOFTWARE OEM is distributing DISTRIBUTION SOFTWARE or DISTRIBUTION DOCUMENTATION.



                    ARTICLE 4 - RECORDS AND ROYALTY PAYMENTS


4.01 SOFTWARE OEM shall make and retain true and accurate records, files, and books of account containing all data required for full computation and verification of the amounts to be paid under this Software OEM Agreement for a period of at least five years after creation of each record. SOFTWARE OEM shall permit the audit of the records, files, and books of accounts once during any calendar year during normal business hours by an auditor mutually agreed upon between SOFTWARE OEM and DIGITAL, upon thirty (30) days written notice. Such auditor shall not disclose to DIGITAL any information other than that relating solely to the correctness of, or that is necessary for, the report and payments to be made to DIGITAL pursuant to this Software OEM Agreement. Any such audit shall be done at DIGITAL's expense, unless the results of such audit establishes that inaccuracies in SOFTWARE OEM's quarterly reports have resulted in underpayments of fees for any year by more than five percent (5%) of the amount actually due, in which case SOFTWARE OEM shall bear the expense of the audit and additional fees owed.



4.02 Within thirty (30) days following the end of each calendar quarter, SOFTWARE OEM shall pay DIGITAL the License Fees as specified in Appendix A.2. SOFTWARE OEM shall submit a quarterly report in the format shown in Appendix F, along with the payment due, if any, attached.



 4.03 All fees and reports shall be mailed by SOFTWARE OEM to:

                   U.S. Cash Applications
                   Digital Equipment Corporation
                   100 Nagog Park





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                   Acton, MA. 01720
                   ATTN.: A/R Accounting Manager



with copies of reports and checks sent to DIGITAL's contact persons at the addresses identified in Article 10.04.



4.04 SOFTWARE OEM shall pay interest to DIGITAL from the payment due date to the actual date of payment upon any and all amounts of royalty that are overdue, at the rate of three percentage points over the prime interest rate of CitiBank of New York published in the Wall Street Journal on the payment due date.



                      ARTICLE 5 - DISCLAIMER OF WARRANTIES


5.01 The DISTRIBUTION SOFTWARE as provided by DIGITAL shall perform substantially as described in the "DECtalk for the Windows NT Operating System:
Programmer's Guide and warranted as described under the separate license agreement ("END USER SOFTWARE LICENSE AGREEMENT"), however DIGITAL makes no other representation as to the quality, characteristics or functionality of the DISTRIBUTION DOCUMENTATION and DISTRIBUTION SOFTWARE including but not limited to whether it is error-free or will operate in accordance with the performance requirements of SOFTWARE OEM or any of its RESELLER's or END USERS. DIGITAL HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.



5.02 After the warranty period described under the separate license agreement ("END USER SOFTWARE LICENSE AGREEMENT), and upon SOFTWARE OEM's written request to DIGITAL for maintenance support, DIGITAL may at its sole discretion provide such support to SOFTWARE OEM at DIGITAL's commercial rates then in effect and under a separate agreement. Under no circumstances, however, will DIGITAL be responsible for or provide maintenance support directly to RESELLERs or END USERS.





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5.04 DIGITAL shall have no liability whatsoever to SOFTWARE OEM, RESELLERS, END
USERS or any other person for or on account of any lost data, lost profits, injury, loss, of damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon SOFTWARE OEM or any other person, including incidental, consequential, special or indirect damages, arising out of or in connection with or resulting from (a) the use of any DISTRIBUTION SOFTWARE or DISTRIBUTION DOCUMENTATION, or (b) any advertising or other promotional activities with respect to any of the foregoing, and SOFTWARE OEM shall hold DIGITAL, and its officers, agents, or employees, harmless in the event DIGITAL, its officers, agents, or employees, is held liable.



                ARTICLE 6 - INTELLECTUAL PROPERTY INDEMNIFICATION


6.01 Notwithstanding Article 5, should the DISTRIBUTION SOFTWARE become the subject of a claim of infringement of a third party's proprietary right DIGITAL will, at its expense and at SOFTWARE OEM's request defend any claim brought against SOFTWARE OEM, to the extent it is based on a claim that the DISTRIBUTION SOFTWARE infringes or violates any patent or copyright, and DIGITAL will pay all costs and damages finally awarded; provided that SOFTWARE OEM gives DIGITAL (a) prompt written notice of such claim, and (b) information, reasonable assistance and sole authority to defend or settle such claim. In defense or settlement of such claim DIGITAL may: (a) procure for SOFTWARE OEM the right to continue to make, use and distribute the DISTRIBUTION SOFTWARE: or (b) replace or modify the DISTRIBUTION SOFTWARE to make such DISTRIBUTION SOFTWARE non-infringing; or (c) if neither (a) or (b) is reasonably feasible, to terminate this Software OEM Agreement with no future royalty obligations from the LICENSEE.



                       ARTICLE 7 - LIMITATION OF LIABILITY


7.01 DIGITAL's total cumulative liability under this Software OEM Agreement arising out of the licensing or infringement of the DISTRIBUTION SOFTWARE or DISTRIBUTION DOCUMENTATION, to incur direct damages, out of pocket costs in the defense of any suit, to pay damages awarded or settlement amounts in any suit or suits, for breach of this Software OEM Agreement or for any other claim by SOFTWARE OEM shall not exceed in total the amount of license fees paid by SOFTWARE OEM under this Software OEM Agreement. This limitation of liability shall apply regardless of the form of action, whether in contract or tort. Any action against DIGITAL must be brought within 2 years after such cause of action arises.





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                        ARTICLE 8 - TERM AND TERMINATION

8.01 The term of this Software OEM Agreement shall commence on the Effective Date and continues thereafter for a period of three (3) years unless sooner terminated in accordance with this Article.



8.02 This Software OEM Agreement may be terminated by the non-defaulting party only upon the other party's default and by sending a Notice of Termination in accordance with the notice provisions of Article 11. The following constitutes a default: a party defaults in the performance or observation of any material provision or material condition on its part to be performed or observed, or fails to make any payment due hereunder, and if such defaulting party fails to cure the default within thirty (30) days after receipt of written notice of the default from the other party.



8.03 Upon expiration or termination of this Software OEM Agreement by DIGITAL, SOFTWARE OEM shall immediately cease to license or otherwise dispose of DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION, and shall at DIGITAL's option, (a) either return to DIGITAL within sixty (60) days of termination all documents, software, updates and improvements provided hereunder and all complete and partial copies thereof, in its possession, or (b) certify the destruction of all of such materials.



8.04 Upon termination, SOFTWARE OEM. SOFTWARE OEM shall immediately cease to license or otherwise dispose Of DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION but may retain the documents and software required SOFTWARE OEM to maintain DISTRIBUTION SOFTWARE that have been distributed to END USERs prior to termination and for no other purpose. SOFTWARE OEM shall at DIGITAL's option return to DIGITAL all other documents and software not so required within sixty
(60) days after such expiration or termination or certify the destruction of such material.



8.05 Termination or expiration of this Software OEM Agreement shall not affect licenses to use DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION granted by SOFTWARE OEM under this Software OEM Agreement prior to termination and for which fees have been paid to DIGITAL prior to receiving or giving Notice of Termination.



8.06 The termination rights provided herein shall be in addition to and not in substitution for any right to damages or injunctive relief that may be available to or exercisable by the party terminating or having the right to terminate this Software OEM Agreement, nor shall such





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termination rights relieve either party from liability or damage to the other party for breach of this Software OEM Agreement.



                              ARTICLE 9 - PUBLICITY


9.01 The existence of this Software OEM Agreement is not considered to be confidential. However the terms of this Software OEM Agreement are considered to be the confidential information of the parties. Except as expressly provided in this Software OEM Agreement, a party shall not disclose the terms of this Software OEM Agreement (including its Appendices), or any provision of or rights granted under this Software OEM Agreement in any publicity, advertising, or promotional activity, without the written approval of the other party, except as may be required by law.



                          ARTICLE 10 - QUALITY CONTROL


10.01 SOFTWARE OEM agrees that it shall make no modifications to DISTRIBUTION SOFTWARE and shall in no way degrade the quality of speech produced by DISTRIBUTION SOFTWARE. SOFTWARE OEM shall not permit its RESELLERS or END USERS to modify of degrade DISTRIBUTION SOFTWARE. However, in the event that DIGITAL has reason to believe that the quality of speech produced by DISTRIBUTION SOFTWARE, when used in conjunction with any of the SOFTWARE OEM's ASSISTIVE APPLICATIONS, is significantly less than that produced by DIGITAL's DECtalk products using the same version of DIGITAL's DECtalk Access32 software as is licensed under this Software OEM Agreement, DIGITAL shall have the right to evaluate such use of DISTRIBUTION SOFTWARE and make recommendations for modifications of the use of DISTRIBUTION SOFTWARE to improve the quality of the speech. Within 30 days of receipt of DIGITAL's written recommendations for modification of the use of the DISTRIBUTION SOFTWARE by SOFTWARE OEM, SOFTWARE OEM shall notify, DIGITAL as to whether it will incorporate such recommended modifications, into the ASSISTIVE APPLICATION. If SOFTWARE OEM does not notify DIGITAL within the 30 day period that it will incorporate the recommended modifications, or having notified DIGITAL within the 30 days period that it will incorporate the recommended modifications, fails to incorporate the modifications recommended by DIGITAL within 90 days from thereafter, the license granted herein shall terminate 90 days from the receipt of DIGITAL's





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written modification recommendation.



                              ARTICLE 11 - GENERAL



11.01 This Software OEM Agreement shall not be assigned or transferred by SOFTWARE OEM except upon notice to DIGITAL and with the written consent of DIGITAL and any attempted assignment or transfer without such notice and consent shall be voidable by DIGITAL.



11.02 Nothing in this Software OEM Agreement shall be construed as making either party the agent of the other.



11.03 The failure of either party to give notice to the other party of the breach or non-fulfillment of any term, clause, provision or condition of this Software OEM Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term, clause, provision of condition of this Software OEM Agreement constitute a waiver of any other breach or non-fulfillment of that or any other term, clause, provision or condition of this Software OEM Agreement.



11.04 Any notice under this Software OEM Agreement shall be in writing and deemed to have been sufficiently given when, if given to DIGITAL. is addressed to:



          Director
          Corporate Licensing Office
          Digital Equipment Corporation
          111 Powdermill Road, MS02-3/C11
          Maynard, MA 01754
          USA



          With duplicates to:
          Manager





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           Assistive Technology Group
           Digital Equipment Corporation
           334 South Street, SHR3-1/X4
           Shrewsbury, MA 01545
           USA



and when. if given to SOFTWARE OEM, it is addressed to:



           Words +, Inc.
           40015 Sierra Highway, Bldg.  B-145
           Palmdale, CA 93550



and sent by registered or certified mail, return receipt requested postage prepaid. The date of execution of the return receipt or five (5) days after the date of mailing, whichever comes first, shall be deemed to be the date on which such notice has been given. Each party shall give prompt written notice to the other party of any change in its address or corporate name, and after notice of such change has been given, any notice by the other party to it shall be addressed in accordance with that change.



11.05 If any provision of this Software OEM Agreement is held invalid by any law. rule, order, or by the final determination of any State or Federal court. it shall not affect any other provisions of this Software OEM Agreement which can be given effect without such invalid provision and to this extent the parties agree that the provisions of this Software OEM Agreement are and shall be severable.



11.06 SOFTWARE OEM recognizes that the transfer of the DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION from one country to another may be subject to the approval of the government of the United States of America and/or other countries that the SOFTWARE OEM might operate in, or various agencies thereof, and international control organizations in which such governments participate. SOFTWARE OEM shall obtain all such approvals as are required by such governments or bodies before any such transfer of the DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION is effected.



11.07 SOFTWARE OEM shall only distribute DISTRIBUTION SOFTWARE as a component of its ASSISTIVE APPLICATION which includes an approved and operative COPY PROTECTION METHOD and an





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operative SHARED MEMORY INITIALIZATION TECHNIQUE. SOFTWARE OEM shall only distribute DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION and related materials with proper inclusion of any copyright and proprietary notices, legends, and markings as provided by DIGITAL. Related materials and applicable initialization and configuration screens of the software components of SOFTWARE OEM applications shall also include such notices, legends and markings. With respect to any document or software containing a copyright notice and/or a confidential, proprietary, restricted or similar legend, provided by one party to the other under this Software OEM Agreement, the SOFTWARE OEM shall agree to include the copyright notice and/or such legend on all authorized reproductions it makes of such document or software in the same manner and location that such notice and/or legend appears in the document or software provided.



11.08 This Software OEM Agreement is governed by the laws of the Commonwealth of Massachusetts.



11.09 This Software OEM Agreement and the END USER SOFTWARE LICENSE AGREEMENT sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions and agreements between them and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein. This Software OEM Agreement may not be modified, amended, or supplemented except by a document executed by a proper and duly authorized officer or representative of the party to be bound thereby.



IN WITNESS WHEREOF, the parties hereto have as of the Effective Date first written above caused this Software OEM Agreement, which includes Appendices A, B, C, D, E and F to be signed in duplicate by their duly authorized representatives.



DIGITAL EQUIPMENT CORPORATION





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Signed by William Armitage Vice President on October 30, 1997



WORDS +, IN


Signed by Philip R. Lawrence, Vice President, Operations on October 30, 1997








APPENDIX A



A. 1 DISTRIBUTION SOFTWARE

A. 1.1 DISTRIBUTION SOFTWARE shall include the following files:

A C-language file, SMIT***.C, which contains a SOFTWARE OEM specific encrypted identifier for use with the SOFTWARE OEM created SHARED MEMORY INITIALIZATION TECHNIQUE software. This encrypted identifier must be held in confidence by SOFTWARE OEM;



SMIT enabled DECtalk Dynamic Linked Library (.DLL) for commercially available DECtalk Access32 software languages;



SMIT enabled Microsoft Speech Application Programmers Interface (SAPI) Dynamic Linked Library (.DLL) for commercially available DECtalk Access32 software languages'.



DECtalk Main Dictionary for commercially available DECtalk Access32 software languages;

DECtalk User Dictionary Generator Program;





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DECtalk Help File; and

DECtalk Access32 Multilanguage Management Software for the DIGITAL Application Programmers Interface (DAPI).



A. 1.2 SOFTWARE OEM is authorized to copy from the DECtalk Access32 V2.0 software developers kit, or subsequent versions as they become commercially available, the above identified files for purposes of creating DISTRIBUTION
SOFTWARE:



A.2 LICENSE FEES:

SOFTWARE OEM shall pay to DIGITAL a license fee for each copy of DISTRIBUTION SOFTWARE distributed to an END USER or RESELLER as follows:



Copies of DISTRIBUTION         DECtalk License Fee Payable to DIGITAL
SOFTWARE Distributed

Quantity 1 end user copy       US$100 for each individual language (for example,
                               U.S. English) used on each desktop US$200 for each multilanguage kit used on each desktop



                     APPENDIX B - DISTRIBUTION DOCUMENTATION

(1) DECtalk (tm) Software for the Windows NT/95 (tm) Operating System: Getting Started Guide.

(2) DECtalk (tm) Software for the Windows NT/95 (tm) Operating System: Release Notes.




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                         APPENDIX C - END USER AGREEMENT

A copy of the attached DIGITAL END USER AGREEMENT shall be included by SOFTWARE OEM with each copy of DISTRIBUTION SOFTWARE. An electronic file (license.doc) will be provided to SOFTWARE OEM for its use in creating copies of the DIGITAL END USER AGREEMENT for inclusion with DISTRIBUTION SOFTWARE. SOFTWARE OEM shall be allowed to make format changes to this file to meet unique packaging requirements; however, the text content or the logo image included in this file may not be changed.





                                       TM



END USER AGREEMENT



IMPORTANT - CAREFULLY READ THE DIGITAL LICENSE AGREEMENT BEFORE PROCEEDING. IF YOU DO NOT AGREE TO ITS TERMS, PLEASE RETURN THE LICENSE AGREEMENT AND ALL ACCOMPANYING MATERIALS WITHOUT FURTHER OPENING OR USING THEM. RETURN THEM TO THE SUPPLIER FROM WHICH YOU OBTAINED THEM FOR A FULL REFUND. FURTHER OPENING OR USE OF THE MATERIALS INDICATES YOUR ACCEPTANCE OF THE TERMS OF THE LICENSE AGREEMENT.



                            DIGITAL LICENSE AGREEMENT



SOFTWARE PROGRAM: DECtalk Access32 software runtime kit

This document Is your Proof of License and the legal agreement governing your use of the Software. Please store It In a safe place.



LICENSE TERMS





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1. GRANT

Digital Equipment Corporation ("DIGITAL") grants you the right to use the Software Program Version (the "Software") specified above on any single computer. You may only use the Software as a component of the Words +, Inc. application accompanying it.



You may copy the Software into the local memory or stores device of such computer. You may make archival or back-up copies of the Software.



You may permanently transfer your rights to use the Software, the Software itself including any updates to the specified version of the Software, and the accompanying documentation including this License Agreement, providing you retain no copies of the Software, updates, documentation, or License Agreement, and the recipient agrees to the terms of this License Agreement.



2. COPYRIGHT

The Software is owned by DIGITAL and Its suppliers and Is protected by copyright laws and International treaties. Your use of the Software and associated documentation is subject to the applicable copyright laws and the express rights and restrictions of this License Agreement.



3. RESTRICTIONS

You may not rent, lease, or otherwise transfer the Software except as expressly authorized in this License Agreement.

You may not remove any copyright, trademark or other proprietary notices from the Software or the media.


You may not reverse engineer, decompile, or disassemble the Software, except to extend DIGITAL cannot prohibit such acts by law.




                                LIMITED WARRANTY

DIGITAL warrants that the Software will perform substantially as described





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in the documentation accompanying the Software for a period of ninety (90) days from delivery. ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE LIMITED TO NINETY (90) DAYS.



EXCLUSIVE REMEDY. DIGITAL's and its suppliers' entire liability and your exclusive remedy for Software which does not conform to DIGITAL's Limited Warranty shall be, at DIGITAL's option, either (1) repair or replacement of the nonconforming Software, or (2) refund of your license price. This warranty and remedy are subject to your returning the non-conforming Software during the warranty period to the DIGITAL reseller of the Software from which it was purchased in the country in which you obtained the Software.



DISCLAIMER OF WARRANTIES. THE ABOVE WARRANTIES ARE YOUR EXCLUSIVE WARRANTIES AND NO OTHER WARRANTY, EXPRESS OR IMPLIED, WILL APPLY. DIGITAL does not warrant that the operation of the Software will be uninterrupted or error free.



This warranty gives you specific legal rights, and you may also have other rights which vary from state to state. Some states do not allow limitations on how long an implied warranty lasts, so the above limitation may not apply to you.



                             ALLOCATION OF LIABILITY


DIGITAL'S AND ITS SUPPLIERS' TOTAL LIABILITY TO YOU FOR ANY CAUSE WHATSOEVER SHALL BE LIMITED TO THE LICENSE PRICE YOU PAID FOR THE PRODUCT. THIS LIMITATION WILL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE. THE FOREGOING LIMITATION DOES NOT APPLY TO DAMAGES RESULTING FROM PERSONAL INJURY CAUSED BY DIGITAL'S NEGLIGENCE.



IN NO EVENT WILL DIGITAL OR ITS SUPPLIERS BE LIABLE FOR ANY DAMAGES RESULTING FROM LOSS OF DATA OR USE, LOST PROFITS, OR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES.



Some jurisdictions do not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may





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not apply to you.



                        U.S. GOVERNMENT RESTRICTED RIGHTS


The Software and documentation are provided with "RESTRICTED RIGHTS". Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of DFARS 252.227-7013, or FAR 52.227-19, or in FAR 52.227-14 Aft. III, as applicable. Contractor/manufacturer is Digital Equipment Corporation.



                                     GENERAL

You are responsible for compliance with all applicable export or re-export control laws and regulations if you export the Software.



This Agreement is governed by and is to be construed under the laws of the Commonwealth of Massachusetts. The 1980 United Nations Convention on Contracts for the International Sale of Goods will not apply.



If you have any questions concerning this Agreement, please contact the DIGITAL reseller from which you obtained the Software or write to: DIGITAL EQUIPMENT CORPORATION, 111 Powdermill Road, Maynard, MA. 01754-1418.



All registered and unregistered trademarks are the sole property of their owners, and are specifically listed in the Software Product Description or user documentation for this Software Program.



Copyright Digital Equipment Corporation, 1995. All rights reserved. -September, 1997-

             APPENDIX D - LEGAL REQUIREMENTS FOR RESELLER AGREEMENT



1. Prohibit use of the DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION for any purpose other than solely as a component of SOFTWARE OEM's ASSISTIVE APPLICATION.





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

2. Prohibit the RESELLER from copying the DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION.



3. Prohibit the reverse engineering, reverse compilation, disassembly or decomposition of the DISTRIBUTION SOFTWARE.



4. Specify that title of the DISTRIBUTION SOFTWARE which is a component of SOFTWARE OEM's ASSISTIVE APPLICATION does not pass to the RESELLER.



5. Disclaim DIGITAL's liability, as a supplier to SOFTWARE OEM, for any damages, whether direct, indirect, incidental or consequential arising from the use of the DISTRIBUTION SOFTWARE.



6. Require the RESELLER, at the termination or expiration of the RESELLER AGREEMENT, to discontinue use and destroy or return to SOFTWARE OEM all SOFTWARE OEM ASSISTIVE APPLICATIONs which contain DISTRIBUTION SOFTWARE and DISTRIBUTION DOCUMENTATION as a component thereof.



               APPENDIX E - GUIDELINES FOR USING DECtalk TRADEMARK


E.1 SOFTWARE OEM agrees not to use, attempt to register, sell, or otherwise dispose of any products bearing any mark identical to or confusingly similar to the TRADEMARK, except as permitted by the rights granted under this SOFTWARE OEM Agreement.



E.2 The DIGITAL DECtalk trademark should always appear exactly as follows:
DECtalk Examples of proper and improper displays of the mark include:

                 Right                                       Wrong





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

DECtalk technology                           DECTALK technology
DECtalk Access32 software                    DECTALK ACCESS32 software



E.3 When using the DECtalk trademark in a one or two page publication, inset an asterisk after it and identify DIGITAL as the owner of the trademark in a footnote at the bottom of the text. This should be done the first time the trademark is used and in headlines. The footnote should say either "DECtalk is a trademark of Digital Equipment Corporation", or "DECtalk is a trademark for human voice synthesis products sold by Digital Equipment Corporation". In a very long publication, a note on the title page instead of asterisks and footnotes can be used. If it is clear from the copy that DIGITAL is owner of the trademark. a "TM" may be used in place of the asterisk and footnote. The word "Trademark" (in a country-appropriate language) in small type just below the trademark could also be used.



E.4 The trademark should be used as an adjective and not a noun. A noun should always follow the DECtalk trademark. The first time the DECtalk trademark is used in headlines and at least once on each page of the copy, use the trademark with the specific noun that identifies the product (e.g., human voice synthesis products).



           Examples of proper and improper uses of the mark include:

                  Right                                          Wrong

                  The DECtalk Access32 software will...          DECtalk will...

E.5 The DECtalk trademark should not be modified. In particular, plural or possession forms should not be created.



                                   APPENDIX F
                          QUARTERLY ACTIVITY/FEE REPORT



SOFTWARE OEM NAME                   QUARTER ENDING





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

SOFTWARE OEM ADDRESS                SOFTWARE OEM AGREEMENT NUMBER



License Fee(s) for past quarter

individual end user copies @ $100 multilanguage end user copies @ $200




Total Amount due for the past quarter upon which License Fees are due



Check Number and Date
Name of the Bank


Signature

(Authorized Representative
of the SOFTWARE OEM)



Name
Title
Date









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